Dear Shareholder:

I would like to take this opportunity to share some important news. The Security Funds' management and Board of Directors have recommended a merger of SBL Fund, Series T ("Technology Series") into the existing SBL Fund, Series J ("Mid Cap Growth Series"). The Board unanimously approved this proposal for several reasons including fund size, performance, investment objective and the expected reduction of fund expenses for Technology Series shareholders after the merger. A special meeting of Technology Series shareholders will be held on September 30, 2003, at 9:30 a.m., local time, to consider this proposal. Please read the attached Proxy booklet for more details on why the Board is recommending this change.

Security Mid Cap Growth Series

Security Management Company, LLC, investment advisor for Mid Cap Growth Series and Jim Schier, the fund's portfolio manager were recently cited in several prominent publications. These include articles in Barron's magazine's 'Top 100 Fund Managers'and Business Week's 'Making the A List.'* We believe the Mid Cap Growth Series is well positioned in the current market environment and can serve as an excellent ongoing investment option.

Why are you receiving this material?

You were a shareholder of the Technology Series on August 4, 2003, the proxy record date and therefore are eligible to vote to approve a Plan of Reorganization as described above and in the attached proxy materials.

How do you vote?

The attached proxy materials specify the different ways shareholders can vote their shares. Most shareholders elect one of the convenient methods that follow:

1. Vote by phone

Toll-free 1-800-240-6326. You may use this number 24 hours a day, 7 days a week until 11:00 a.m. Central Time on September 29, 2003.

2. Vote by Internet

The Internet voting address for each fund is provided on your enclosed Proxy materials. The site is available 24 hours a day, 7 days a week until 12:00 p.m.  Central Time on September 29, 2003.

3. Vote by mail

Mark, sign and date your proxy card and return it in the postage-paid envelope.

Please remember, your vote is important regardless of the number of shares you own. It is important that your vote be received no later than September 29, 2003.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James R. Schman k, President
Security Management Company, LLC

*For a detailed look at both series' performance records, please refer to the enclosed proxy materials. Past performance is no indication of future results and there could be a gain, or a loss, upon redemption of the Mid Cap Growth Series' shares.

99-00394-62

SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

September 1, 2003

Dear Shareholder:

Your Board of Directors has called a special meeting of shareholders of the SBL Fund, Series T ("Technology Series"), to be held at 9:30 a.m., local time, on September 30, 2003, at the offices of SBL Fund, Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors of SBL Fund has approved a reorganization of the Technology Series into SBL Fund, Series J ("Mid Cap Growth Series") (the "Reorganization"). Security Management Company, LLC serves as investment adviser to both the Technology Series and the Mid Cap Growth Series. The Technology Series has investment objectives and policies that are comparable in many respects to those of the Mid Cap Growth Series. The Reorganization is expected to result in operating expenses that are lower for Technology Series shareholders.

You are asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Series for your evaluation.

After careful consideration, the Board of Directors of SBL Fund unanimously approved this proposal with respect to the Technology Series and recommended that shareholders of the Technology Series vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than September 29, 2003.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James R. Schmank
President

SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

Notice of Special Meeting of Shareholders of
SBL Fund, Series T
to be held on September 30, 2003

To the Shareholders:

The Board of Directors of SBL Fund has called a special meeting of shareholders of SBL Fund, Series T (the "Technology Series"), to be held on September 30, 2003 at 9:30 a.m., local time, at the Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors has called the special meeting for the following purposes:
1.

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Technology Series by SBL Fund, Series J (the "Mid Cap Growth Series") solely in exchange for shares of the Mid Cap Growth Series, followed by the complete liquidation of the Technology Series; and

2.	To transact such other business as may properly come before the special meeting or any adjournments thereof.

Shareholders of record at the close of business on August 4, 2003 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card or vote by telephone or Internet so that a quorum will be present and a maximum number of shares may be voted. If you are present at your meeting, you may change your vote, if desired, at that time.

By Order of the Board of Directors

Amy J. Lee Secretary

September 1, 2003

TABLE OF CONTENTS

INTRODUCTION
SUMMARY
  The Proposed Reorganization
  Comparison of Investment Objectives, Strategies and Management
  Comparison of Risks Involved in Investing in the Series
COMPARISON OF FEES AND EXPENSES
  Operating Expenses
  Example
INVESTMENT STRATEGIES AND RISKS
  Principal Investment Strategies
  Comparison of Portfolio Characteristics
  Relative Performance
  Comparison of Securities and Investment Techniques
ADDITIONAL INFORMATION ABOUT MID CAP GROWTH SERIES
  Investment Manager
  Investment Personnel
  Performance of Mid Cap Growth Series
  Management Discussion of Mid Cap Growth Series' Performance
INFORMATION ABOUT THE REORGANIZATION
  The Reorganization Plan
  Reasons for the Reorganization
  Board Consideration
  Tax Considerations
  Expenses of the Reorganization
ADDITIONAL INFORMATION ABOUT THE SERIES
  Form of Organization
  Dividends and Other Distributions
  Capitalization
  Additional Risk Disclosures
GENERAL INFORMATION
  Solicitation of Proxies
  Voting Rights
  Other Matters to Come Before the Meeting
  Shareholder Proposals
  Information about the Series
  Reports to Shareholders
MORE INFORMATION REGARDING MID CAP GROWTH SERIES
  Shareholder Guide
FINANCIAL HIGHLIGHTS FOR MID CAP GROWTH SERIES
APPENDIX A

PROXY STATEMENT/PROSPECTUS

SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

(800) 888-2461

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of SBL Fund, Series T (the "Technology Series") to SBL Fund, Series J (the "Mid Cap Growth Series"), solely in exchange for shares of Mid Cap Growth Series (the "Reorganization"). Following the transfer of its assets and liabilities to the Mid Cap Growth Series in exchange for shares of the Mid Cap Growth Series, the Technology Series will distribute to you your portion of the shares of the Mid Cap Growth Series it receives in the Reorganization. You will receive shares of the Mid Cap Growth Series having an aggregate value equal to the aggregate value of the shares of the Technology Series held by you immediately prior to the Reorganization. Following the Reorganization, the Technology Series will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on September 30, 2003, at which Technology Series shareholders will vote on the Plan of Reorganization through which these transactions will be accomplished. Because you, as a shareholder of the Technology Series, are being asked to approve a transaction that will result in your holding shares of the Mid Cap Growth Series, this document also serves as a prospectus for the Mid Cap Growth Series, whose investment objective is capital appreciation.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Mid Cap Growth Series that you should know before investing. A Statement of Additional Information ("SAI") dated September 1, 2003 (File No. 333-107409) relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2003, (File No. 2-59353) as supplemented July 7, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report relating to the Series, dated December 31, 2002, (File No. 2-59353) is incorporated herein by reference.

You may also obtain proxy materials, reports and other information filed by either Series from the SEC's Public Reference Section (1-202-942-8090) in Washington, DC, or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date: September 1, 2003

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the SBL Fund Prospectus and the Plan of Reorganization (the "Reorganization Plan"), which is attached hereto as Appendix A.

The Proposed Reorganization - On May 2, 2003, the Board of Directors of SBL Fund approved the Reorganization Plan with respect to each of the Series. Subject to approval of Technology Series shareholders, the Reorganization Plan provides for:

the transfer of all of the assets of Technology Series to Mid Cap Growth Series, in exchange for shares of Mid Cap Growth Series;
the assumption by Mid Cap Growth Series of all of the liabilities of Technology Series;
the distribution of shares of Mid Cap Growth Series to the shareholders of Technology Series; and
the complete liquidation of Technology Series.

The Reorganization is expected to be effective immediately after the close of business on October 3, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Technology Series will become a shareholder of the Mid Cap Growth Series. Each shareholder will hold, immediately after the Closing, shares of Mid Cap Growth Series having an aggregate value equal to the aggregate value of the shares of Technology Series held by that shareholder as of the close of business on the business day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two comparable mutual funds within the same group of funds, as well as to assist in achieving economies of scale. Shareholders in Technology Series are expected to benefit from the larger asset base and lower operating expenses that will result from the Reorganization.

Approval of the Reorganization Plan with respect to Technology Series requires the affirmative vote of a majority of the outstanding voting securities of the Technology Series. In the event that the shareholders of Technology Series do not approve the Reorganization, the Technology Series will continue to operate as a separate entity, and the SBL Fund Board of Directors will determine what further action, if any, to take.

After careful consideration, the Board of Directors of SBL Fund unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

In considering whether to approve the Reorganization, you should note that:
As described below, Technology Series has similar investment objectives and policies that are comparable in many respects to the investment objectives and policies of Mid Cap Growth Series.
The Series have the same investment manager, Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636-0001.
The proposed Reorganization offers actual reductions in total operating expenses for shareholders of the Technology Series.
The purchase and redemption provisions for the Series are the same. For additional information on purchase and redemption provisions see "More Information Regarding Mid Cap Growth Series."

The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of either Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

Comparison of Investment Objectives, Strategies and Management - The investment objectives and principal investment strategies of the Series are comparable. The Series' principal investment strategies are described in more detail below. There can be no assurance that either Series will achieve its stated objective.

	Technology Series	Mid Cap Growth Series
Investment Objective	Long-term capital appreciation by investing in the equity securities of technology companies.	Capital appreciation.
Principal Investment Strategies	Technology Series invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in the equity securities of technology companies.

Mid Cap Growth Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index.

Investment Manager	Security Management Company, LLC	Security Management Company, LLC
Sub-Adviser	Wellington Management Company, LLP	N/A
Portfolio Managers	Wellington Management Company's Global Technology Team	James P. Schier

Comparison of Principal Risks Involved in Investing in the Series - Because the Series have similar investment objectives and policies that are comparable in many respects, the principal risks of an investment in the Series are roughly comparable, although there are certain differences. Similarities include, among others:

Each Series may invest its assets in smaller companies (generally companies with market capitalization of less than $1 billion). Smaller companies are more likely than larger companies to have limited product lines markets or financial resources or to depend on a small inexperienced management group. Stocks of these companies may trade less frequently and in limited volume and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Each Series may invest in growth stocks. While potentially offering greater or more rapid capital appreciation potential than value stocks investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met investors can punish the stocks even if earnings do increase.

Each Series may invest in options and futures which may be used to hedge the Series' portfolio to gain exposure to a market without buying individual securities or to seek increased returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices may also entail transactional expenses and negative tax consequences by generating short-term capital gains.

Each Series may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and therefore subject to each Series' limitation on illiquid securities. Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions the prices realized from these sales can be less than those originally paid by a Series.

Differences include, among others:

Technology Series typically invests in technology stocks. Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors. In addition, because Technology Series may overweight investments in certain sectors or industries of the stock market, it is subject to increased risk that the Series will suffer a loss because of general declines in the prices of stocks in those specific sectors or industries.

Technology Series is a non-diversified fund that pursues a focused investment strategy, and it generally holds larger positions in a smaller number of securities than a diversified fund such as Mid Cap Growth Series. Accordingly, Technology Series' performance may be more volatile than the performance of a typical diversified fund, and a change in the market value of a single portfolio investment may have a greater impact on its net asset value and total return than typically is the case with Mid Cap Growth Series.

While each Series may invest in foreign securities, Technology Series has greater leeway to invest in such securities. This type of investment involves risks in addition to those associated with investing in U.S. companies, such as currency exchange rate fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. Technology Series may invest in emerging markets securities. The risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

Technology Series invests in value stocks. Investments in value stocks are subject to the risk that intrinsic values may never be realized by the market, or that their prices may go down. While Technology Series' investments in value stocks may limit downside risk over time, Technology Series may, as a trade-off, produce more modest gains than riskier stock funds.
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Mid Cap Growth Series may invest in other investment companies or unregistered investment vehicles. To the extent Mid Cap Growth Series invests in other investment companies or vehicles, it will incur its pro rata share of the underlying funds' expenses. In addition, Mid Cap Growth Series may be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Series. It is expected that combining the Series would allow shareholders of Technology Series to realize economies of scale and lower expenses. While the Reorganization will not affect the management fee payable with respect to Mid Cap Growth Series (as a percentage of the Series' average daily net assets), which is lower than the management fee payable with respect to Technology Series, the Investment Manager may be deemed to have a material interest in the proposed Reorganization because combination of the Series will relieve the Investment Manager of its obligation to pay sub-advisory fees to Wellington Management under the sub-advisory agreement applicable to Technology Series. For further information on the fees and expenses of Mid Cap Growth Series, see "More Information Regarding Mid Cap Growth Series."

Operating Expenses - It is expected that combining the Series will lower expenses currently borne by investors in the Technology Series. For more information, see estimated pro forma expenses in the table, "Annual Series Operating Expenses."

The current expenses of each Series and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the year ended December 31, 2002. Pro forma fees and expenses show estimated fees and expenses of Mid Cap Growth Series after giving effect to the proposed Reorganization as of December 31, 2002. Pro forma numbers are estimated in good faith and are hypothetical.
Annual Series Operating Expenses (expenses that are deducted from Series assets shown as a ratio of expenses to average daily net assets)[1]
	Management Fees	Brokerage Plan Distribution (12b-1) Fees[2]	Other Expenses	Total Operating Expense
Mid Cap Growth Series	0.75%	0.00%	0.08%	0.83%
Technology Series	1.00%	0.00%	0.62%	1.62%
Pro Forma - Mid Cap Growth Series including Technology Series	0.75%	0.00%	0.08%	0.83%

1 Expenses are shown for each Series, and on a pro forma basis, based upon expenses incurred by each Series during the 12 months ended December 31, 2002.
2 Amounts included as distribution expenses under this caption are the amounts received by the Series' distributor under the Brokerage Plan in the last fiscal year in connection with the purchase and sale of securities held by the Series.

Example - This example is intended to help you compare the cost of investing in the Series and in the combined Series on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Series and in the surviving Series after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

	1 Year*	3 Years*	5 Years*	10 Years*
Mid Cap Growth Series	$85	$265	$460	$1,025
Technology Series	165	511	881	1,922
Pro Forma - Mid Cap Growth Series including Technology Series	85	265	460	1,025

* The expense examples above do not reflect the expenses of the variable annuity and variable life insurance contracts through which shares of the Series are purchased and the dollar amounts would be higher if such expenses were reflected.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies - The investment strategies, restrictions and risks of the Series are comparable, although there are certain differences. There can be no assurance that any Series will achieve its stated objective.

Technology Series
Technology Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of technology companies. The technology sector in which Technology Series invests in consists of companies that are engaged in the development, production, or distribution of technology-related products or services. These include computer software, computer hardware, semiconductors and equipment, communication equipment, and internet and new media companies, among others. Technology Series may invest up to 40% of its total assets in foreign securities, and may invest in securities denominated in any currency.

Technology Series is non-diversified as defined in the Investment Company Act of 1940 and expects to hold approximately 30 to 50 positions.  Technology Series will concentrate its investments in industries within the technology sector.

Technology Series actively trades its investments without regard to the length of time they have been owned by Technology Series. This active trading may increase the costs Technology Series incurs.

Technology Series' sub-adviser, Wellington Management Company, LLP ("Wellington Management"), uses fundamental analysis to choose technology securities in foreign and U.S. markets. Technology Series' investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. Fundamental research is focused on direct contact with company management, suppliers, and competitors. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry within the technology sector, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media. Stocks considered for purchase typically share the following attributes: (i) anticipated change in operating results; (ii) unrecognized or undervalued capabilities; and (iii) the quality of management indicates that these factors will be converted to shareholder values. Stocks are considered for sale from Technology Series when, among other circumstances, target prices are achieved, earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook, or more attractive value in a comparable company is available.

Technology Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date.

Under adverse or unstable market conditions, Technology Series can invest some or all of its assets in cash or money market securities. Although Technology Series would do this only in seeking to avoid losses, Technology Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Mid Cap Growth Series

Mid Cap Growth Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $135 million to $8 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Mid Cap Growth Series also invests in American Depositary Receipts.

Mid Cap Growth Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge Mid Cap Growth Series' portfolio, to increase returns or to maintain exposure to the equity markets. Mid Cap Growth Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. Mid Cap Growth Series may use these index-based investments as a way of managing its cash position, and to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. Mid Cap Growth Series is therefore subject to the risks associated with investing in small capitalization companies.

Mid Cap Growth Series typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, Mid Cap Growth Series can invest some or all of its assets in cash or money market securities. Although Mid Cap Growth Series would do this only in seeking to avoid losses, Mid Cap Growth Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

If the Reorganization is approved and is effected, in the ordinary course of business as a mutual fund, certain holdings of the Technology Series that would be transferred to the Mid Cap Growth Series in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Mid Cap Growth Series.

Comparison of Portfolio Characteristics - The following tables compare certain characteristics of the portfolios of the Series as of December 31, 2002:

	Mid Cap Growth Series	Technology Series
Net Assets (thousands)	$293,378	$14,404
Number of Holdings	88	39
Portfolio Turnover Rate (12 months ended 12/31/02)	41%	146%
As a percentage of net assets:
Common Stock	100.1%	90.9%
Foreign Stock	---%	5.7%
Cash & Equivalents (less liabilities)	-0.1%	3.4%

Top 10 Holdings (as a % of net assets)

Mid Cap Growth Series		Technology Series
Acxiom Corporation	5.2%	Microsoft Corporation	10.9%
Hyperion Solutions Corporation	5.0%	Cisco Systems, Inc.	8.6%
Mattel, Inc.	4.6%	First Data Corporation	5.8%
Aflac, Inc.	3.3%	Hewlett-Packard Company	5.0%
Ensco International, Ltd.	3.2%	Dell Computer Corporation	4.7%
Shaw Group, Inc.	3.2%	International Business Machines Corporation	4.6%
Evergreen Resources, Inc.	2.9%	Nokio OYJ ADR	4.4%
Pride International, Inc.	2.7%	AOL Time Warner	4.0%
E.W. Scripps Company	2.6%	Intel Corporation	4.0%
Hooper Holmes, Inc.	2.6%	Maxtor Corporation	3.8%

Relative Performance - The following table shows the average annual total return for each Series and its comparative index. Average annual total return is shown for each calendar year since 1993 in the case of Mid Cap Growth Series and since 2001 in the case of Technology Series (which commenced operation in 2000). The indexes have an inherent performance advantage over the Series, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value. The information below for Technology and Mid Cap Growth Series does not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company and if reflected would reduce the quoted performance. Shares of the Series are available only through the purchase of such products.

Calendar Year/ Period Ended	Technology Series	Goldman Sachs Technology Index[1]	Mid Cap Growth Series	S&P MidCap 400/ BarraGrowth Index[2]
12/31/93	N/A	N/A	13.6%	13.7%
12/31/94	N/A	N/A	-5.1%	-7.0%
12/31/95	N/A	N/A	19.5%	27.3%
12/31/96	N/A	N/A	18.0%	18.4%
12/31/97	N/A	N/A	20.0%	30.2%
12/31/98	N/A	N/A	18.0%	34.9%
12/31/99	N/A	N/A	61.9%	28.7%
12/31/00	-38.7%	-40.4%	16.8%	9.2%
12/31/01	-24.1%	-28.6%	-14.9%	-8.0%
12/31/02	-37.6%	-40.3%	-29.5%	-19.2%

1 The Goldman Sachs Technology Index is a widely recognized, unmanaged index of technology stocks.
2 The S&P MidCap 400/Barra Growth Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation. The S&P MidCap 400 Index is so rebalanced twice per year.

Comparison of Securities and Investment Techniques - The following is a summary of the principal types of securities in which the Series may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Series. However, the fact that a particular risk is not identified does not mean that a Series is prohibited from investing its assets in securities that give rise to that risk. For further information regarding risks of investing in the Series, see the section herein entitled, "Additional Risk Disclosures."

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

Emerging Markets - Technology Series may invest in emerging markets. The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Futures and Options - The Series may utilize futures contracts and options on futures contracts, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Active Trading - Active trading will increase the costs a Series incurs and as a result, may lower a Series' performance.

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Technology Stocks - Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors.

The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

ADDITIONAL INFORMATION ABOUT MID CAP GROWTH SERIES

Investment Manager - The Investment Manager has overall responsibility for the management of Mid Cap Growth Series. The Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Mid Cap Growth Series and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of SBL Fund's Board of Directors. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of Mid Cap Growth Series, computed on a daily basis and payable monthly.

Investment Personnel - The following individual has responsibility for the day-to-day management of Mid Cap Growth Series:

James P. Schier, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998. He has 20 years experience in the investment field and is a Chartered Financial Analyst charterholder. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and a M.B.A. from Washington University.

Performance of Mid Cap Growth Series - The bar chart and table shown below provide an indication of the risks of investing in Mid Cap Growth Series by showing (on a calendar year basis) changes in Mid Cap Growth Series' annual total return from year to year and by showing (on a calendar year basis) how Mid Cap Growth Series' average annual returns for one year, five years and ten years compare to those of a broad-based securities market index-the S&P MidCap 400/Barra Growth Index. Note that an index has an inherent performance advantage over the Mid Cap Growth Series since it incurs no operating expenses. An investor cannot invest directly in an index. The information below is based on the performance of the shares of Mid Cap Growth Series and does not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. The Series' performance would be lower if the fees and expenses of such products were reflected. Shares of the Series are available only through the purchase of such products. The Series' past performance is not an indication of how the Series will perform in the future.

Highest and Lowest Returns (Quarterly 1993-2002)
Highest Quarter Q4 ended December 31, 1999	38.8%

65.0%
50.0%
35.0%
20.0%
5.0%
-10.0%
-25.0%
-40.0%
13.6%
-5.1%
19.5%
18.0%
20.0%
18.0%
61.9%
16.8%
-14.9%
-29.5%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Lowest Quarter Q3 ended September 30, 2001	-28.9%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Mid Cap Growth Series	-29.5%	6.0%	9.3%
S&P MidCap 400/Barra Growth Index (reflects no deduction for fees, expenses or taxes)[1]	-19.2%	7.1%	11.3%

1 The S&P MidCap 400/Barra Growth Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a Price to Book value calculation. The S&P MidCap 400 Index is so rebalanced twice per year.

Management Discussion of Mid Cap Growth Series' Performance - Set forth below is management's discussion of Mid Cap Growth Series' performance for the one-year period ended December 31, 2002. The discussion is followed by a line graph comparing a hypothetical investment of $10,000 in the Mid Cap Growth Series to its benchmark index, the S&P Mid Cap Growth Index.

Although 2003 looks very promising, 2002 represented the second consecutive down year for the Mid Cap Growth Series, and an unprecedented third consecutive down year for the equity markets in general. The well-worn litany of uncertainties regarding the geo-political environment, corporate governance and near-term earnings uncertainty apparently wore out many market participants. As a result, some sellers overlooked the positive potential from emerging signs of economic stability within the equity markets. The resulting flight to safety and stability was evident in all asset classes during 2002, tending to especially hurt growth oriented funds. The Mid Cap Growth Series was no exception. It posted a decline in value of 29.5%, lagging the benchmark S&P Mid Cap Growth Index, which declined 19.2% for the year.1

It has been very difficult for companies to stand out positively in this environment, which is being dominated more forcefully than usual by macroeconomic factors. Safe haven industries such as HMOs, hospitals, consumer staples and regional banks have performed best merely because immediate earnings have little short-term risk of providing significant disappointments. The Series underweight position in "safe haven" sectors, especially consumer staples, contributed to its underperformance relative to the index. The Series' holdings in the biotechnology sector also hindered performance, as the sector as a whole performed poorly. Additionally, stocks that experienced any sort of operational turbulence did even worse than the sector in general. Titan Pharmaceuticals experienced adverse developments in the clinic for its lead schizophrenia drug and declined 86%. Ligand had less than expected sales growth with its Panretin and Avinza products and declined 72%. Enzon, which is profitable and self-funding, declined 72% on the prospects of Roche bringing to market a comparable but competing drug to the Hepatitis C market. In the education industry, our holdings in Edison Schools, Inc. hurt portfolio performance by declining more than 90%. And Shaw Group, a very successful engineering and construction company with a focus on power plants, declined 30% in the past year merely from guilt-by-association with the troubled independent power producer sector. The negative impact of this decline was more notable to the Series since this was one of the Series' top 10 holdings through much of 2002.

On the positive side, the Mid Cap Growth Series held a large position in several energy related names. The Series' weighting in this sector averaged almost 20%, or a level that was four times that of the benchmark. These energy holdings provided a positive return of 3.5% for the year. In addition, performance in the technology sector was encouraging, as the Series' losses suffered in this sector (32%) compared favorably to the benchmark index's loss (38%).

Looking forward, it is our opinion that low bond yields may provide the most immediate cure to the equity malaise. Not only do low yields provide corporation with a low hurdle rate for returns on new investments, they also serve to provide a theoretical valuation prop to equities, as future earnings streams are valued at higher levels. Opportunities for small- to mid-sized growth companies to generate better returns very much remain intact as such companies tend to perform best when equity markets recover. And in these sluggish times, companies that stand out with much better than average growth can be more readily found.
1

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Mid Cap Growth Series are available only through the purchase of such products.

Series J vs. S&P MidCap Growth

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1992 and reflects the fees and expenses of Series J. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $24,410. By comparison, the same $10,000 investment would have grown to $28,960 based on the S&P MidCap Growth Index.

Additional information about Mid Cap Growth Series is included in the section, "More Information Regarding Mid Cap Growth Series."

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan - The Reorganization Plan provides for the transfer of all of the assets and liabilities of Technology Series to Mid Cap Growth Series solely in exchange for shares of Mid Cap Growth Series. Technology Series will distribute the shares of Mid Cap Growth Series received in the exchange to its shareholders, and then Technology Series will be liquidated.

After the Reorganization, each shareholder of Technology Series will own shares in Mid Cap Growth Series having an aggregate value equal to the aggregate value of shares of Technology Series held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of Technology Series will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Mid Cap Growth Series for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Technology Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Reasons for the Reorganization - The Series have similar investment objectives, and investment strategies and risks that are comparable in many respects. Accordingly, the Series are somewhat duplicative. In addition, the Reorganization would create a larger Mid Cap Growth Series, which should benefit shareholders of the Series by spreading costs across a larger, combined asset base, and which would allow shareholders of Technology Series to continue to participate in a professionally managed portfolio at a significantly lower level of operating expenses. Also, a larger Mid Cap Growth Series offers the potential benefit of a more diversified portfolio of securities and may improve trading efficiency. Based upon these and such other considerations as deemed appropriate, the Board of Directors of SBL Fund determined that the Series should be reorganized.

The proposed Reorganization was presented to the Board of Directors of SBL Fund for consideration and approval at a meeting held on May 2, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

Board Considerations - The Board of Directors of SBL Fund, in recommending the proposed transaction, considered a number of factors, including the following:

1.

expense ratios and information regarding fees and expenses of Technology Series and Mid Cap Growth Series, which indicate that current shareholders of Technology Series will benefit from the Reorganization by getting a comparable investment that is more viable and lower cost than their current investment;

2.	the Reorganization would not dilute the interests of either Series' current shareholders;
3.	the stronger relative investment performance and somewhat lower risks of Mid Cap Growth Series as compared to Technology Series;
4.

the similarity of Mid Cap Growth Series' investment objectives, and the comparability of its policies and restrictions, to those of Technology Series and the fact that the Series are somewhat duplicative within the overall group of funds;

5.	elimination of duplication of costs and inefficiencies of having two comparable Series; and
6.	the tax-free nature of the Reorganization to each Series and its shareholders.

The Board of Directors of SBL Fund recommends that shareholders of Technology Series approve the Reorganization.

Tax Considerations - The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Technology Series nor the Mid Cap Growth Series nor the Shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

Immediately prior to the Reorganization, the Technology Series will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Technology Series' investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Technology Series' shareholders. However, shareholders investing through a variable annuity contract or variable life insurance policy issued by Security Benefit Life Insurance Company will not be subject to current taxation on such dividends.

As of December 31, 2002, Technology Series had accumulated capital loss carryforwards in the amount of approximately $18,217,146. After the Reorganization, these losses will be available to Mid Cap Growth Series to offset its capital gains, although the amount of these losses which may offset Mid Cap Growth Series' capital gains in any given year may be limited. As a result of this limitation, it is possible that Mid Cap Growth Series may not be able to use these losses as rapidly as Technology Series might have, and part of these losses may not be useable at all. The ability of Mid Cap Growth Series to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of Technology Series. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Mid Cap Growth Series.

Expenses of the Reorganization - The Investment Manager will bear one-third, and each Series will bear one-third, of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Mid Cap Growth Series' registration statement, printing and distributing Mid Cap Growth Series' prospectus and Technology Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. It is estimated that these costs, in total, will be approximately $37,500, with the Investment Manager, Mid Cap Growth Series and Technology Series each paying one-third of the expenses.

ADDITIONAL INFORMATION ABOUT THE SERIES

Form of Organization - Each of the Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by a Board of Directors, which consists of six directors.

Dividends and Other Distributions - Each Series pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Series are automatically reinvested in additional shares of the Series. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of Technology Series, then as soon as practicable before the Closing, Technology Series will pay its shareholders a cash distribution of all undistributed 2003 net investment income and undistributed realized net capital gains.

Capitalization - The following table shows on an unaudited basis the capitalization of each Series as of June 30, 2003 and on a pro forma basis as of June 30, 2003, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Mid Cap Growth Series	$346,447,997	$20.14	17,204,689
Technology Series	$ 24,876,680	$ 3.65	6,808,038
Pro Forma - Mid Cap Growth Series including Technology Series	$371,324,677	$20.14	18,438,519

The "Net Assets" and "Net Asset Value Per Share" information reflects deduction of $12,500 of estimated reorganization expenses from each of the Mid Cap Growth Series and Technology Series. Full pro forma financial statements of the Funds are not presented as the net assets of Technology Series are less than 10% of the net assets of the Mid Cap Growth Series and will represent less than 10% of the net assets of the combined Series.

Additional Risk Disclosures - Set forth below are additional risk considerations for the Series. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund prospectus and Statement of Additional Information each dated May 1, 2003, as supplemented July 7, 2003.

Convertible Securities and Warrants - The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Initial Public Offering - A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Hybrid Instruments - Each Series may invest in hybrid instruments. Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Shares of Other Investment Companies - A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

Borrowing - Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, Technology Series may lend its portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Cash Reserves - Cash reserves maintained by a Series may include domestic or foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

GENERAL INFORMATION

Solicitation of Proxies - Proxies are being solicited at the request of the Board of Directors of SBL Fund. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures beginning on or about September 1, 2003. Shareholders of Technology Series whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Manager and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Technology Series a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting of Technology Series shareholders in person may vote by ballot at the meeting, thereby canceling any proxy previously given. However, attendance in person at the meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of SBL Fund that may be presented at the meeting.

Voting Rights - Shares of the Series entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Security Benefit Life Insurance Company ("Security Benefit") is the owner of record of all of the Series' outstanding shares. By investing in a variable annuity or variable life insurance policy issued by Security Benefit, you indirectly purchased shares of the Technology Series. Security Benefit owns shares of the Series for your benefit in the separate account funding your variable annuity or variable life insurance policy. Security Benefit will vote shares of the Series in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies. Shareholders have certain voting rights with respect to their beneficially owned shares, and Security Benefit, or its appointee, will vote the shares beneficially owned by each shareholder in accordance with the shareholder's instructions. The enclosed form of proxy is provided for this purpose. All shares for which shareholders do not provide voting instructions will be voted in the same proportion as those shares for which voting instructions have been received.

Shareholders of Technology Series at the close of business on August 4, 2003 (the "Record Date") will be entitled to be present and give voting instructions for the Series at the meeting with respect to their shares owned as of that Record Date. As of the Record Date, 6,830,931 shares of the Technology Series were outstanding and entitled to vote.

Approval of the Reorganization with respect to Technology Series requires the affirmative vote of a "majority of the outstanding voting securities" of Technology Series entitled to vote on the proposal, which means the vote of 67% or more of the shares of the Technology Series that are present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Technology Series, whichever is less. The Technology Series must have a quorum to conduct its business at the meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares of the Series present and entitled to vote, in person or by proxy, may adjourn the meeting from time to time until a quorum shall be present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, assuming the presence of a quorum, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

To the knowledge of SBL Fund, as of the Record Date, neither the Directors, individually, nor the officers and Directors of SBL Fund, as a group, beneficially owned any shares of either Series.

Security Benefit is the owner of record of all of the Series' outstanding shares. As of the Record Date, there were no persons that owned beneficially 5% or more of the outstanding shares of either Series.

Other Matters to Come Before the Meeting - The Board of Directors does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals - The Series are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Series' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Series.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Information about the Series - SBL Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Series.

Reports to Shareholders - The Investment Manager will furnish, without charge, a copy of the most recent annual report regarding the Series upon request. Requests for such reports should be directed to Security Management Company, LLC at One Security Benefit Place, Topeka, KS 66636-0001 or at (800) 888-2461.

Prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.
Amy J. Lee Secretary
September 1, 2003 One Security Benefit Place Topeka, KS 66636-0001

MORE INFORMATION REGARDING MID CAP GROWTH SERIES

SHAREHOLDER GUIDE

Purchase and Redemption of Shares - Security Benefit purchases shares of the Mid Cap Growth Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of Mid Cap Growth Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. Mid Cap Growth Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open.

You may purchase shares of Mid Cap Growth Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit. The prospectus for such variable annuity or variable life insurance contract describes any sales charges applicable to your contract.

Determination of Net Asset Value - The NAV per share of Mid Cap Growth Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Mid Cap Growth Series' NAV is generally based upon the market value of securities held in Mid Cap Growth Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the Board of Directors of SBL Fund.

Brokerage Enhancement Plan - The Board of Directors of SBL Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act) of SBL Fund and have no direct or indirect financial interest in the operation of the Plan (as defined below) or in any agreement related to the Plan ("Independent Directors"), have voted pursuant to the provisions of Rule 12b-1 under the Investment Company Act, have adopted a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing SBL Fund's brokerage commissions, to the extent available, to promote the sale and distribution of SBL Fund's shares (through the sale of variable insurance products funded by SBL Fund).

Under the Plan, the Distributor, on behalf of SBL Fund is authorized to direct the Investment Manager or a sub-adviser to effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with the obligation to seek best execution. These broker-dealers have agreed either (i) to pay a portion of their commission from the purchase and sale of securities to the Distributor or other introducing brokers ("Brokerage Payments") that provide distribution activities, or (ii) to provide brokerage credits, benefits or other services ("Brokerage Credits") to be used for distribution activities in addition to the execution of the trade. The remainder of the Brokerage Payments or Brokerage Credits generated will be used by the Distributor to finance activities principally intended to result in the sale of SBL Fund's shares. These activities will include, but are not limited to:
holding or participating in seminars and sales meetings promoting the sale of SBL Fund's shares;
paying marketing fees requested by broker-dealers who sell SBL Fund;
training sales personnel;
creating and mailing advertising and sales literature; and
financing any other activity that is intended to result in the sale of SBL Fund's shares.

The Distributor is obligated to use all amounts generated under the Plan for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. The Plan may indirectly benefit the Distributor in that amounts expended under the Plan may help defray, in whole or in part, distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The Plan provides (i) that it will be subject to annual approval by the Directors and the Independent Directors; (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the payments; and (iii) that the Plan may be terminated at any time by the vote of a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Directors. In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

MANAGEMENT OF MID CAP GROWTH SERIES

Investment Manager - Security Management Company, LLC (the "Investment Manager"), is a Kansas limited liability company. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion. The Investment Manager has overall responsibility for the management of Mid Cap Growth Series. SBL Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide investment advisory, statistical and research services to SBL Fund's Series, supervise and arrange for the purchase and sale of securities on behalf of Mid Cap Growth Series, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with the Investment Manager can be terminated by the Board of Directors of SBL Fund upon 60 days' written notice. The investment management fee for Mid Cap Growth Series is equal to 0.75%, on an annual basis, of the average daily net assets of Mid Cap Growth Series. It is computed and accrued daily and paid monthly. For the fiscal year ended December 31, 2002, Mid Cap Growth Series paid investment management fees of $2,737,263 to the Investment Manager.

Parent Company and Distributor - The Investment Manager is controlled by its members, Security Benefit Life Insurance Company ("Security Benefit") and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit, a life insurance company, is incorporated under the laws of Kansas. The Investment Manager is a direct, and the Distributor is an indirect, wholly-owned subsidiary of Security Benefit.

Administrative Agent - The Investment Manager also acts as the administrative agent for SBL Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for Mid Cap Growth Series. For these services, the Investment Manager receives, on an annual basis, a fee of 0.045% of the average net assets of Mid Cap Growth Series, calculated daily and payable monthly.

The Investment Manager also acts as the transfer agent for Mid Cap Growth Series. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a fee of $1.00 per shareholder transaction.

Portfolio Transactions - The Investment Manager will place orders to execute securities transactions that are designed to implement Mid Cap Growth Series' investment objectives and policies. The Investment Manager or sub-adviser uses its reasonable efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, the Investment Manager may consider brokerage and research services provided by a broker to the Investment Manager or its affiliates, and Mid Cap Growth Series may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including Mid Cap Growth Series. In addition, the Investment Manager also may consider a broker's sale of Mid Cap Growth Series shares if the Investment Manager is satisfied that Mid Cap Growth Series would receive best execution of the transaction from that broker.

Securities held by the Series may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit, may also hold some of the same securities as Mid Cap Growth Series. When selecting securities for purchase or sale for Mid Cap Growth Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the obligation to obtain best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from Security Benefit) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Mid Cap Growth Series' transaction, it is believed that the procedure generally contributes to better overall execution of Mid Cap Growth Series' portfolio transactions.

Federal Taxes - You may purchase shares of Mid Cap Growth Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract. Please see your tax adviser for further information.

FINANCIAL HIGHLIGHTS FOR MID CAP GROWTH SERIES

For a Share Outstanding Throughout Each Period

The financial highlights table is intended to help you understand the financial performance of Mid Cap Growth Series for its shares during the period shown. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with SBL Fund's financial statements, are included in the annual report, which is available upon request.

SERIES J (Mid Cap Growth Series)
	Fiscal year ended December 31
	2002	2001(a)	2000(a)	1999	1998(a)
Per Share Data
Net asset value beginning of period	$24.12	$32.82	$30.15	$22.51	$21.33
Income from Investment Operations:
Net investment income (loss)	(0.11)	(0.13)	(0.12)	(0.05)	(0.04)
Net gain (loss) on securities (realized & unrealized)	(6.69)	(4.43)	5.37	11.65	3.70
Total from investment operations	(6.80)	(4.56)	5.25	11.60	3.66
Less Distributions:
Dividends (from net investment income)	---	---	---	---	(0.14)
Distributions (from capital gains)	(1.27)	(4.14)	(2.58)	(3.96)	(2.34)
Total distributions	(1.27)	(4.14)	2.58	(3.96)	(2.48)
Net asset value end of period	$16.05	$24.12	$32.82	$30.15	$22.51
Total return (b)	(29.5)%	(14.9)%	16.8%	61.9%	18.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$293,378	$470,236	$603,714	$429,528	$271,281
Ratio of expenses to average net assets	0.83%	0.84%	0.82%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.53)%	(0.38)%	(0.25)%	(0.21)%
Portfolio turnover rate	41%	39%	33%	55%	94%
(a)	Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows: 2001(0.83%); 2000 (0.82%); and 1998 (0.82%).
(b)	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit and if such expenses were taken into account, total return would be reduced. Shares of a series of SBL Fund are available only through the purchase of such products.

APPENDIX A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is adopted as of this 2nd day of May, 2003, by SBL Fund (the "Company") with its principal place of business at One Security Benefit, Topeka, Kansas 66636-0001, on behalf of its Series J (Mid Cap Growth Series) (the "Acquiring Fund"), a separate series of the Company and its Series T (Technology Series) (the "Acquired Fund"), another separate series of the Company.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares ($1.00 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing share-holders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Fund and the Acquired Fund separately, hereby approves the Plan on the following terms and conditions:

     TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND
1.1

Subject to the requisite approvals of the shareholders of the Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2

The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3

The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4

Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of the Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5

Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.6

Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

VALUATION
2.1

The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

2.2

The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

2.3

The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

	2.4	All computations of value shall be made by the Acquiring Fund's designated record keeping agent.
CLOSING AND CLOSING DATE
3.1

The Closing Date shall be October 3, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

3.2

The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3

Security Management Company, LLC, as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4

In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

REPRESENTATIONS AND WARRANTIES
	4.1	The Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)

The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g) The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;
(h)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)

The financial statements of the Acquired Fund as of and for the year ended December 31, 2002 have been audited by Ernst & Young, LLP, independent auditors. Such statements are in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

(j)

Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)

On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)

For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)

All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)

The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)

The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

	4.2	The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a)

The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)

The financial statements of the Acquiring Fund as of and for the year ended December 31, 2002 have been audited by Ernst & Young LLP, independent auditors. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

(i)

Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)

On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)

For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)

The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

(o)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)

That insofar as it relates to Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1

The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2

To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

	5.4	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
5.5

Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

	5.6	As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
5.7

The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8

The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.9

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1

All representations and warranties of the Acquiring Fund and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2

The Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company and the Acquiring Fund on or before the Closing Date; and

6.3

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1

All representations and warranties of the Company and the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2

The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or the Acquired Fund on or before the Closing Date;

7.3

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4

The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1

The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5

Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES
	9.1	The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2

The expenses relating to the proposed Reorganization will be paid one-third each by the Acquired Fund, Acquiring Fund, and the investment adviser to the Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.	AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
	13.1	The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.
	13.2	This Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.
13.3

This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

13.4

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.
SBL FUND
By:
Name:
Title:

SPECIAL MEETING OF STOCKHOLDERS OF
SERIES T (TECHNOLOGY SERIES) OF SBL FUND

September 30, 2003
9:30 AM local time

SECURITY BENEFIT GROUP BUILDING
One Security Benefit Place
Topeka, KS 66636-0001

There is enclosed a proxy form solicited by the Board of Directors of SBL Fund. Voting instructions will be voted as specified and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal. Any form of proxy that is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.
By order of the Board of Directors of SBL Fund, AMY J. LEE Secretary

Topeka, Kansas
September 1, 2003

Security Benefit Group of Companies
One Security Benefit Place
Topeka, KS 66636-0001                                                                                                                 proxy

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Special Meeting on September 30, 2003.

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated meeting, and at all adjournments thereof, all shares of

TECHNOLOGY SERIES OF SBL FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on September 30, 2003, at Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote "for" the following proposal. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" the proposal. Important: Stockholders who do not expect to be in person at the meeting are requested to mark, date, sign and return the enclosed proxy card(s) to the Fund, or otherwise vote their shares, as early as possible.
                                                                                         See reverse for voting instructions.

COMPANY #
CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK - EASY - IMMEDIATE
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on September 29, 2002.
You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://eproxy.com/company_symbol/ - QUICK - EASY - IMMEDIATE
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 29, 2003.
You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Security Benefit Group of Companies, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
                        If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR the following proposal.

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Technology Series of SBL Fund (the "Technology Series") by Series J ("Mid Cap Growth Series") of SBL Fund solely in exchange for shares of the Mid Cap Growth Series, followed by the complete liquidation of the Technology Series.

[ ] For [ ] Against [ ] Abstain

2. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Address Change? Mark Box [ ] Indicate changes below:           Date -------------------------------------------------------------------------

Signature(s) in BoxPlease sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PART B
 SBL FUND

Statement of Additional Information
September 1, 2003

Acquisition of the Assets and Liabilities of SBL Fund, Series T (the "Technology Series") One Security Benefit Place Topeka, Kansas 66636-0001	By and in Exchange for Shares of SBL Fund, Series J (the "Mid Cap Growth Series") One Security Benefit Place Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of Technology Series in connection with a proposed transaction whereby all of the assets and liabilities of Technology Series will be transferred to Mid Cap Growth Series in exchange for shares of Mid Cap Growth Series.

This Statement of Additional Information of the Mid Cap Growth Series consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:
1.	The Statement of Additional Information for SBL Fund dated May 1, 2003, as supplemented July 7, 2003; and
2.	The Financial Statements of Technology Series and Mid Cap Growth Series as included in SBL Fund's Annual Report filed for the year ended December 31, 2002.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated September 1, 2003 relating to the reorganization of the Technology Series may be obtained, without charge, by writing to Security Management Company, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro forma financial statements of the Funds are not presented as the net assets of Technology Series are less than 10% of the net assets of the Mid Cap Growth Series and will represent less than 10% of the net assets of the combined Series.